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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 5, 2001





                             FIRST WAVE MARINE, INC.
               (Exact Name of Registrant as Specified in Charter)





                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


           333-38157                                      76-0461352
     (Commission File Number)                  (IRS Employer Identification No.)




              2102 BROADWAY
             HOUSTON, TEXAS                                    77012
(Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code: (713) 847-4600


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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

         On February 5, 2001, First Wave Marine, Inc. including each of its subsidiaries (the "Company") filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code in the Southern District of Texas. The Company will operate as a debtor-in-possession, which will enable the Company to continue operations during the reorganization proceeding. The Company has agreed with existing lenders for debtor-in-possession financing to provide a source of liquidity during the reorganization.

         On February 5, 2001, the Company issued a press release in respect of the foregoing. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following material is filed as an exhibit to this Current Report on Form 8-K.

                  Exhibit
                  Number                    Description
                  ------                    -----------
                   99.1          Press Release dated February 5, 2001.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FIRST WAVE MARINE, INC.


Dated: February 20, 2001       By:    /s/ SUZANNE B. KEAN
                                      ------------------------------------------
                               Name:  Suzanne B. Kean
                                      ------------------------------------------
                               Title: Senior Vice President and General Counsel
                                      ------------------------------------------





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                                  EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------

 99.1                  Press Release dated February 5, 2001.